File No. 70-9635

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

AMENDMENT NO. 7
(Second Post-Effective)
TO
FORM U-1
APPLICATION-DECLARATION
UNDER
THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935

Xcel Energy, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

(Name of company filing this statement and address of principal executive offices)

Xcel Energy, Inc.

(Name of top registered holding company parent of each applicant or declarant)

Gary R. Johnson
Vice President and General Counsel
Xcel Energy, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

(Name and address of agent for service)

The Commission is requested to send copies of all notices, orders and communications in connection with this Application-Declaration to:

Peter D. Clarke
Debra J. Schnebel
Jones, Day, Reavis & Pogue
77 West Wacker
Chicago, IL 60601-1692
Telephone: 312-782-3939
Facsimile: 312-782-8585

        The Application/Declaration on Form U-1 filed under File No. 70-9635 is hereby amended to add the following Exhibit:

D-19	Letter of Arizona Corporation Commission dated October 11, 2001, pursuant to Section 33(a)(2) of the 1935 Act. (Filed in paper under cover of Form SE)

SIGNATURE

        Pursuant to the requirements of the Public Utility Holding Company Act of 1935, the Applicants have duly caused this amendment to Application/Declaration to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2001

Xcel Energy, Inc.

By:	/s/ Paul E. Pender Vice President and Treasurer